EXHIBIT 31.1

 OFFICER'S CERTIFICATION PURSUANT TO SECTION 302 OF SARBANES OXLEY ACT

I,  Ingo Stuckmann,    certify that:

1. I have  reviewed  this annual  report on  Form 10-K/A-1 for the year  ended June 30, 2011 of  Wind Works Power Corp.

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the  issuer as of, and for, the periods presented in this report;

4.    The  Registrant’s other certifying officer(s) and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control  over financial  reporting (as defined in Exchange Act Rules  13a-15(f) and 15d-15(f)) for the  issuer and have:

     a)   Designed  such  disclosure  controls  and  procedures,  or caused  such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure  that  material  information  relating  to  the  small  business  issuer, including its  consolidated  subsidiaries,  is made known to us by others within those  entities,  particularly  during the period in which this  report is being prepared;

      b)   Designed such internal control over financial reporting,  or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

     c) Evaluated the  effectiveness of the Registrant’s   disclosure controls and procedures and presented in this report our  conclusions about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     d)  Disclosed  in this  report  any change in the Registrant’s  internal  control  over  financial  reporting  that  occurred  during  the  Registrant's most recent fiscal quarter (the  Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially  affect, the  Registrant's internal control over financial reporting; and

5. The Registrant’s  other certifying officer(s) and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over financial reporting,  to the   Registrant's  auditors and the audit committee of the small  business  Registrant's  board of  directors  (or persons  performing  the equivalent functions):

  a) All significant  deficiencies  and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely to  adversely  affect  the small  business  Registrant's  ability  to record, process, summarize and report financial information; and

     b) Any fraud,  whether or not material,  that involves  management or other employees who have a significant  role in the   Registrant's  internal control over financial reporting.

Date: November 7, 2011

        By: /s/Ingo Stuckmann

                                                        -----------------

Ingo Stuckmann

                                                          Chief Executive Officer